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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  July 28, 2003


                          EN POINTE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                 000-28052                75-2467002
(State or other jurisdiction (Commission File Number) (I.R.S. Employer
         of incorporation)                                  Identification No.)


    100 N. Sepulveda Blvd., 19th Floor
       El Segundo, California                                    90245
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (310) 725-5200


                                 Not applicable
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 28, 2003, the Registrant announced that it has received an offer from Bob Din, its Chairman and Chief Executive Officer, to acquire the balance of the outstanding equity interests of the Registrant through a negotiated merger at a price of $0.70 per share, including the equity in outstanding in-the-money stock options (whether vested or unvested), in a going private transaction. The press release was not a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell shares of the Registrant. A copy of the Registrant's press release regarding Mr. Din's offer is incorporated herein by reference as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired: None.

         (b)      Pro Forma Financial Information: None.

(c) Exhibits:

                   EXHIBIT NUMBER                 DESCRIPTION

                        99.1 Press release of En Pointe Technologies, Inc. dated July 28, 2003.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EN POINTE TECHNOLOGIES, INC.



July 29, 2003                           /s/  Kevin D. Ayers
                                        ---------------------------------------
                                        Kevin D. Ayers, Chief Financial Officer


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                                  EXHIBIT INDEX


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 Exhibit                                                                                    Sequential
 Number                                         Description                                  Page No.
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

 99.1        Press release of En Pointe Technologies, Inc. dated July 28, 2003.                    5

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